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                                                                  Exhibit (e)(5)

         S E R V I C E  R E Q U E S T


                                                       AG PLATINUM CHOICE VUL 2
                                                          AMERICAN GENERAL LIFE

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
AG PLATINUM CHOICE VUL 2 - FIXED OPTION                      MFS(R) Variable Insurance Trust
    .  Division 301 - AGL Declared Fixed Interest Account        .  Division 722 - New Discovery
AG PLATINUM CHOICE VUL 2 - VARIABLE DIVISIONS                    .  Division 723 - Research
The Alger Portfolios                                         Neuberger Berman Advisers Management Trust
    .  Division 702 - Alger Capital Appreciation                 .  Division 725 - Mid Cap Growth
American Century(R) Variable Portfolios. Inc.                Oppenheimer Variable Account Funds
    .  Division 704 - Value                                      .  Division 727 - Global
American Funds Insurance Series(R)                           PIMCO Variable Insurance Trust
    .  Division 681 - Asset Allocation(SM)                       .  Division 728 - CommodityRealReturn(R) Strategy
    .  Division 682 - Global Growth(SM)                          .  Division 732 - Global Bond (Unhedged)
    .  Division 683 - Growth(SM)                                 .  Division 729 - Real Return
    .  Division 684 - Growth-Income(SM)                          .  Division 730 - Short-Term
    .  Division 685 - High-Income Bond(SM)                       .  Division 731 - Total Return
    .  Division 686 - International(SM)                      Seasons Series Trust
Anchor Series Trust                                              .  Division 690 - SA Multi-Managed Mid Cap Value
    .  Division 687 - SA Wellington Capital Appreciation     SunAmarica Series Trust
    .  Division 688 - SA Wellington Government                   .  Division 737 -SA JPMorgan Balanced
        and Quality Bond
Fidelity(R) Variable Insurance Products                      VALIC Company I
    .  Division 708 - Contrafund(R)                              .  Division 696 - Dynamic Allocation
    .  Division 709 - Equity-Income                              .  Division 691 - Emerging Economies
    .  Division 713 - Growth                                     .  Division 692 - Foreign Value
    .  Division 714 - Mid Cap                                    .  Division 738 - International Equities Index
    .  Division 689 - Government Money Market                    .  Division 739 - Mid Cap Index
Franklin Templeton Variable Insurance Products Trust             .  Division 741 - Nasdaq-100(R) Index
    .  Division 716 - Franklin Mutual Shares VIP                 .  Division 742 - Science and Technology
    .  Division 715 - Franklin Small Cap Value VIP               .  Division 743 - Small Cap Index
Invesco Variable Insurance Funds                                 .  Division 744 - Stock Index
    .  Division 701 - Invesco V.I. Global Real Estate        VALIC Company II
    .  Division 745 - Invesco V.I. Growth and Income             .  Division 693 - Mid Cap Value
    .  Division 700 - Invesco V.I. International Growth          .  Division 694 - Socially Responsible
Janus Aspen Series                                               .  Division 695 - Strategic Bond
    .  Division 719 - Enterprise
    .  Division 717 - Forty
JPMorgan Insurance Trust
    .  Division 925 - Core Bond
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                       Page 1 of 5             [BAR CODE]     AGLC107952 Rev1217

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                                                                                                   VARIABLE UNIVERSAL LIFE INSURANCE
[LOGO OF AIG]                                                                                                        SERVICE REQUEST

                                                                                                Complete and return this request to:
                                                                                                        Variable Life Service Center
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")                                             PO Box 305600 . Nashville, TN 37230-5600
                                                                                                    800-340-2765 . Fax: 713-620-6653
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[ ] POLICY           1.  POLICY #: ______________________________  Insured:______________________________________________________
    IDENTIFICATION       Address: ____________________________________________________________________ New Address (yes) (no)
COMPLETE THIS SECTION    Primary Owner (If other than an insured): ___________________________________
FOR ALL REQUESTS.        Address: ____________________________________________________________________ New Address (yes) (no)
                         Primary Owner's S.S. No. or Tax I.D. No._____________ Phone Number: (       ) __________-___________
                         Joint Owner (If applicable): ________________________________________________
                         Address: ____________________________________________________________________ New Address (yes) (no)

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[ ] NAME CHANGE      2.  Change Name Of: (Circle One)  Insured  Owner  Payor  Beneficiary
Complete this section
if the name of one of    Change Name From: (First, Middle, Last)                Change Name To: (First, Middle, Last)
the Insured, Owner,      ____________________________________________________   __________________________________________________
Payor or Beneficiary     Reason for Change: (Circle One)  Marriage  Divorce  Correction  Other (Attach copy of legal proof)
has changed. (Please
note, this does not
change the Insured,
Owner, Payor or
Beneficiary
designation).

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[ ] CHANGE IN        3.  INVESTMENT DIVISION                           PREM % DED %  INVESTMENT DIVISION               PREM % DED %
    ALLOCATION           (301) AGL Declared Fixed Interest Account     ______ _____  MFS(R) Variable Insurance Trust
    PERCENTAGES          The Alger Portfolios                                        (722) New Discovery*              ______ _____
Use this section to      (702) Alger Capital Appreciation              ______ _____  (723) Research                    ______ _____
indicate how premiums    American Century(R) Variable Portfolios, Inc.               Neuberger Berman Advisers
or monthly deductions    (704) Value                                   ______ _____  Management Trust
are to be allocated.     American Funds Insurance Series(R)                          (725) Mid Cap Growth              ______ _____
Total allocation in      (681) Asset Allocation(SM)                    ______ _____  Oppenheimer Variable Account
each column must         (682) Global Growth(SM)*                      ______ _____  Funds
equal 100%; whole        (683) Growth(SM)                              ______ _____  (727) Global*                     ______ _____
numbers only.            (684) Growth-Income(SM)                       ______ _____  PIMCO Variable Insurance Trust
                         (685) High-Income Bond(SM)                    ______ _____  (728) CommodityRealReturn(R)
*If you have elected     (686) International(SM)*                      ______ _____        Strategy*                   ______ _____
the Guaranteed Minimum   Anchor Series Trust                                         (732) Global Bond (Unhedged)      ______ _____
Death Benefit (GMDB)     (687) SA Wellington Capital Appreciation      ______ _____  (729) Real Return                 ______ _____
Rider, there are         (688) SA Wellington Government and                          (730) Short-Term                  ______ _____
investment requirements        Quality Bond                            ______ _____  (731) Total Return                ______ _____
for (The prospectus      Fidelity(R) Variable Insurance Products                     Seasons Series Trust
refers to this           (708) Contrafund(R)                           ______ _____  (690) SA Multi-Managed
                                                                                           Mid Cap Value               ______ _____
Rider as the Lapse       (709) Equity-Income                           ______ _____  SunAmerica Series Trust
Protection Benefit       (713) Growth         ______ _____                           (737) SA JPMorgan Balanced        ______ _____
Rider). Please refer to  (714) Mid Cap                                 ______ _____        VALIC Company I
the prospectus.          (689) Government Money Market                 ______ _____  (696) Dynamic Allocation*         ______ _____
                         Franklin Templeton Variable Insurance                       (691) Emerging Economies*         ______ _____
                         Products Trust                                              (692) Foreign Value*              ______ _____
                         (716) Franklin Mutual Shares VIP              ______ _____  (738) International Equities
                         (715) Franklin Small Cap Value VIP*           ______ _____        Index*                      ______ _____
                         Invesco Variable Insurance Funds                            (739) Mid Cap Index               ______ _____
                         (701) Invesco V.I. Global Real Estate*        ______ _____  (741) Nasdaq-100(R) Index         ______ _____
                         (745) Invesco V.I.                                          (742) Science and Technology*     ______ _____
                               Growth and Income                       ______ _____  (743) Small Cap Index*            ______ _____
                         (700) Invesco V.I. International                            (744) Stock Index                 ______ _____
                               Growth*                                 ______ _____  VALIC Company II
                         Janus Aspen Series                                          (693) Mid Cap Value               ______ _____
                         (719) Janus Henderson Enterprise              ______ _____  (694) Socially Responsible        ______ _____
                         (717) Janus Henderson Forty                   ______ _____  (695) Strategic Bond              ______ _____
                         JPMorgan Insurance Trust                                    Other:_______________________     ______ _____
                         (925) Core Bond                               ______ _____                                     100%    100%

                                                            Page 2 of 5                 [BAR CODE]                AGLC107952 Rev1217
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[ ] MODE OF PREMIUM  4.  Indicate frequency and premium amount desired: $ ________ Annual $ _______ Semi-Annual $ ________ Quarterly
    PAYMENT/BILLING
    METHOD CHANGE                                                       $ __________ Monthly (Bank Draft Only)
Use this section to
change the billing    Indicate billing method desired: _______ Direct Bill _______ Pre-Authorized Bank Draft
frequency and/or                                                                   (attach a Bank Draft Authorization Form and
method of premium                                                                  "Void" Check)
payment. Note,
however, that AGL     Start Date: ______/ ______/ ______
will not bill you on
a direct monthly
basis. Refer to your
policy and its
related prospectus
for further
information
concerning minimum
premiums and
billing options.

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[ ] LOST POLICY   5.  I/we hereby certify that the policy of Insurance for the listed policy has been __ LOST __ DESTROYED __ OTHER.
    CERTIFICATE
Complete this         Unless I/we have directed cancellation of the policy, I/we request that a:
section if applying
for a Certificate of              ________ Certificate of Insurance at no charge
Insurance or
duplicate policy to               ________ Full duplicate policy at a charge of $25
replace a lost or
misplaced policy.     be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate policy
If a full duplicate   to AGL for cancellation.
policy is being
requested, a check
or money order for
$25 payable to AGL
must be submitted
with this request.

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[ ] DOLLAR COST   6.  Day of the month for transfers___________ (Choose a day of the month between 1-28)
    AVERAGING (DCA)   Frequency of transfers: ________ Monthly ________ Quarterly ________ Semi-Annually ________ Annually
    ($5,000 MINIMUM   DCA to be made from the following investment option: _______________________________________________
    BEGINNING         Transfer: $ ____________________________ ($100 minimum, whole dollars only)
    ACCUMULATION
    VALUE)
An amount can be      (301) AGL Declared Fixed Interest Account     $______   MFS(R) Variable Insurance Trust
systematically        The Alger Portfolios                                    (722) New Discovery               $______
transferred from any  (702) Alger Capital Appreciation              $______   (723) Research                    $______
one investment        American Century(R) Variable Portfolios, Inc.           Neuberger Berman Advisers
option and directed   (704) Value                                   $______   Management Trust
to one or more of     American Funds Insurance Series(R)                      (725) Mid Cap Growth              $______
the investment        (681) Asset Allocation(SM)                    $______   Oppenheimer Variable Account
options below. The    (682) Global Growth(SM)                       $______   Funds
AGL Declared Fixed    (683) Growth(SM)                              $______   (727) Global                      $______
Interest Account is   (684) Growth-Income(SM)                       $______   PIMCO Variable Insurance Trust
not available for     (685) High-Income Bond(SM)                    $______   (728) CommodityRealReturn(R)
DCA. Please refer to  (686) International(SM)                       $______         Strategy                    $______
the prospectus for    Anchor Series Trust                                     (732) Global Bond (Unhedged)      $______
more information on   (687) SA Wellington Capital Appreciation      $______   (729) Real Return                 $______
the DCA option.       (688) SA Wellington Government and Quality              (730) Short-Term                  $______
NOTE: DCA is not            Bond                                    $______   (731) Total Return                $______
available if the      Fidelity(R) Variable Insurance Products                 Seasons Series Trust
Automatic             (708) Contrafund(R)                           $______   (690) SA Multi-Managed Mid Cap
                                                                                    Value                       $______
Rebalancing option    (709) Equity-Income                           $______   SunAmerica Series Trust
or GMDB Rider has     (713) Growth                                  $______   (737) SA JPMorgan Balanced        $______
been elected.         (714) Mid Cap                                 $______   VALIC Company I
                      (689) Government Money Market                 $______   (696) Dynamic Allocation          $______
                      Franklin Templeton Variable Insurance                   (691) Emerging Economies          $______
                      Products Trust                                          (692) Foreign Value               $______
                      (716) Franklin Mutual Shares VIP              $______   (738) International Equities
                      (715) Franklin Small Cap Value VIP            $______         Index                       $______
                      Invesco Variable Insurance Funds                        (739) Mid Cap Index               $______
                      (701) Invesco V.I. Global Real Estate         $______   (741) Nasdaq-100(R) Index         $______
                      (745) Invesco V.I. Growth and                           (742) Science and Technology      $______
                            Income                                  $______   (743) Small Cap Index             $______
                      (700) Invesco V.I. International                        (744) Stock Index                 $______
                            Growth                                  $______   VALIC Company II
                      Janus Aspen Series                                      (693) Mid Cap Value               $______
                      (719) Janus Henderson Enterprise              $______   (694) Socially Responsible        $______
                      (717) Janus Henderson Forty                   $______   (695) Strategic Bond              $______
                      JPMorgan Insurance Trust                                Other:_______________________     $______
                      (925) Core Bond                               $______

                      _______ INITIAL HERE TO REVOKE DCA ELECTION.

                                                       Page 3 of 5                 [BAR CODE]          AGLC107952 Rev1217
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[ ] AUTOMATIC        7.  Indicate frequency:______ Quarterly ________ Semi-Annually ______Annually
    REBALANCING
($5,000 minimum                      (DIVISION NAME OR NUMBER)                              (DIVISION NAME OR NUMBER)
accumulation value) Use  ________%: ______________________________________    ________%: ______________________________________
this section to apply    ________%: ______________________________________    ________%: ______________________________________
for or make changes to   ________%: ______________________________________    ________%: ______________________________________
Automatic Rebalancing    ________%: ______________________________________    ________%: ______________________________________
of the variable          ________%: ______________________________________    ________%: ______________________________________
divisions. Please refer  ________%: ______________________________________    ________%: ______________________________________
to the prospectus for    ________%: ______________________________________    ________%: ______________________________________
more information on the  ________%: ______________________________________    ________%: ______________________________________
Automatic Rebalancing    ________%: ______________________________________    ________%: ______________________________________
Option.                  ________%: ______________________________________    ________%: ______________________________________
Note: Automatic          ________%: ______________________________________    ________%: ______________________________________
Rebalancing is not
available if the Dollar  ________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
Cost Averaging option
has been chosen.
Automatic Rebalancing
is required if the GMDB
Rider has been elected.

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[ ] AUTHORIZATION    8.  I (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or eService instructions,
    FOR TRANSACTIONS     if elected, to transfer values among the Variable Divisions and AGL Declared Fixed Interest Account and to
Complete this section    change allocations for future premium payments and monthly deductions.
if you are applying for
or revoking current      Initial the designation you prefer:
telephone or eService    _______ Policy Owner(s) only -- If Joint Owners, either one acting independently.
privileges.              _______ Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                         AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or eService instructions received and acted on in good faith, including losses due to telephone instructions or eService communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or eService instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                           _______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                           _______ INITIAL HERE TO REVOKE ESERVICE PRIVILEGE AUTHORIZATION.

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[ ] CORRECT AGE      9.  Name of Insured for whom this correction is submitted:______________________________
Use this section to
correct the age of any   Correct DOB: _______/_______/_______
person covered under
this policy. Proof of
the correct date of
birth must accompany
this request.

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[ ] TRANSFER OF     10.                                        (DIVISION NAME OR NUMBER)            (DIVISION NAME OR NUMBER)
    ACCUMULATED
    VALUES               Transfer $______ or _______% from _________________________________ to _________________________________.
Use this section if you
want to transfer money   Transfer $______ or _______% from _________________________________ to _________________________________.
between divisions. The
minimum amount for       Transfer $______ or _______% from _________________________________ to _________________________________.
transfers is $500.00.
Withdrawals from the     Transfer $______ or _______% from _________________________________ to _________________________________.
AGL Declared Fixed
Interest Account to a    Transfer $______ or _______% from _________________________________ to _________________________________.
Variable Division may
only be made within the  Transfer $______ or _______% from _________________________________ to _________________________________.
60 days after a policy
anniversary. See         Transfer $______ or _______% from _________________________________ to _________________________________.
transfer limitations
outlined in prospectus.  Transfer $______ or _______% from _________________________________ to _________________________________.
If a transfer causes
the balance in any       Transfer $______ or _______% from _________________________________ to _________________________________.
division to drop below
$500, AGL reserves the   Transfer $______ or _______% from _________________________________ to _________________________________.
right to transfer the
remaining balance.
Amounts to be
transferred should be
indicated in dollar or
percentage amounts,
maintaining consistency
throughout.

                                                            Page 4 of 5                 [BAR CODE]                AGLC107952 Rev1217
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[ ] ELECTRONIC      11.  American General Life Insurance Company ("AGL") is able to provide policy and investment option
    DELIVERY CONSENT     prospectuses, supplements and reports via e-mail. In order to deliver these documents via e-mail, we must
Complete this section    obtain your consent to this type of delivery format.
for electronic delivery
of documents.            This consent authorizes AGL, with respects to AGL's variable universal life insurance policies, to deliver the following communications via e-mail:

                             . Policy prospectuses and supplements
                             . Investment option prospectuses and supplements
                             . Annual and semi-annual investment option reports

                         This consent to delivery by e-mail has no expiration date. You may change or cancel your consent at any time by writing to us at American General Life Insurance Company, PO Box 305600, Nashville, TN 37230-5600,
                         Attn: Policy Owner Services. You may also receive a paper copy of any communication at no additional charge by writing to us at the above address.

                         In order to participate in this delivery method, you must have access to the following:

                             . Browser software, such as Microsoft Internet Explorer, or equivalent
                             . Communication access to the Internet

                         Should you wish to print materials that have been delivered via e-mail, you must also have access to a printer. Materials will be published using Portable Document Format (PDF). In order to view PDF documents, you must have Adobe Acrobat Reader software, which is available for download free-of-charge from
                         http://www.adobe.com/products/acrobat/readstep2.html.

                         We reserve the right to mail paper copies instead of providing electronic delivery. In the event that
                         e-mail delivery is unsuccessful, we will mail paper copies. You must notify us every time you change your
                         e-mail address.

                         Your e-mail address will be used solely for AGL's database management regarding the electronic delivery of the communications listed above. Your e-mail address will not be sold or distributed to third parties.

                         By signing this consent, I acknowledge that I have read and understand all of the above-mentioned terms and conditions of this enrollment.

                         I consent to receive electronic delivery of the documents specified above.

                         -------------------------------     --------------------------------------------------------------------
                                 Initials of Owner               Please provide your e-mail address

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[ ]  AFFIRMATION/   12.  IRS Certification: Under penalties of perjury, I certify that: 1. The number shown on this form is my
     SIGNATURE           correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2. I am not
Complete this section    subject to backup withholding because: (a) I am exempt from backup withholding (enter exempt payee code*,
for ALL requests.        if applicable:________), OR (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S.
                         person*, and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct (enter exemption from FATCA reporting code, if applicable: ________). **Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For contributions to an individual retirement arrangement (IRA) and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct
                         TIN. *See General Instructions provided on the IRS Form W-9 available from IRS.gov. **If you can complete a Form W-9 and you are a U.S. citizen or U.S. resident alien, FATCA reporting may not apply to you. Please consult your own tax advisors.

                         THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
                         CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                         Dated at ____________________________ this _______ day of ______________________________, _____________.
                                        (City, State)

                         OWNER SIGNATURE                                         WITNESS SIGNATURE
                         ---------------------------------------------------     ---------------------------------------------------

                         X                                                       X
                         ---------------------------------------------------     ---------------------------------------------------

                         JOINT OWNER SIGNATURE                                   WITNESS SIGNATURE
                         ---------------------------------------------------     ---------------------------------------------------

                         X                                                       X
                         ---------------------------------------------------     ---------------------------------------------------

                         ASSIGNEE SIGNATURE                                      WITNESS SIGNATURE
                         ---------------------------------------------------     ---------------------------------------------------

                         X                                                       X
                         ---------------------------------------------------     ---------------------------------------------------

                                                            Page 5 of 5                 [BAR CODE]                AGLC107952 Rev1217
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